Exhibit 10.2

TERRA JV CONTRIBUTION AGREEMENT
THIS CONTRIBUTION AGREEMENT (this "Agreement") is dated as of this 2nd day of March, 2019 (the "Effective Date"), by and between TERRA SECURED INCOME FUND 7, LLC, a Delaware limited liability company (the "Contributor"), and TERRA JV, LLC, a Delaware limited liability company ("Terra JV").
RECITALS
WHEREAS, the Contributor has entered into that certain merger agreement, dated as of February 28, 2020, by and among the Contributor, Terra Property Trust, Inc., a Maryland corporation ("TPT"), and Terra Property Trust 2, Inc., a Maryland corporation ("TPT 2") (the "Merger Agreement"), pursuant to which TPT 2 has merged (the "Merger") with and into TPT, with TPT surviving the merger, and all outstanding shares of common stock of TPT 2, par value $0.01 per share, were cancelled and converted automatically into the right to receive 2,110,102 shares of common stock of TPT, par value $0.01 per share (the "TPT Common Stock");
WHEREAS, the Contributor has received the TPT Common Stock and, subject to and in accordance with the terms and provisions hereof, desires to transfer, assign and contribute all of its right, title and interest to the TPT Common Stock to Terra JV in consideration for the adoption by Terra JV of an amended and restated limited liability company agreement of Terra JV (the "Terra JV LLCA") pursuant to which the Contributor will be admitted to Terra JV as a Managing Member and will hold a Percentage Interest (as defined in the Terra JV LLCA) of Terra JV commensurate with its contribution of the TPT Common Stock;
WHEREAS, as consideration for the TPT Common Stock to be contributed to Terra JV by the Contributor, Terra JV desires to enter into the Terra JV LLCA and admit the Contributor as a Managing Member of Terra JV pursuant to and in accordance with the terms and provisions of the Terra JV LLCA;
WHEREAS, in connection therewith, the parties hereto desire to enter into this Agreement to set forth the terms of such transactions and their respective rights and obligations with respect thereto.
NOW, THEREFORE, in consideration of mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency which is hereby mutually acknowledged, the parties hereto hereby agree as follows:
Article 1
Definitions
1.1.    Definitions. All capitalized terms used and not defined herein shall have the meanings attributed to them in the Terra JV LLCA. The following terms as used in this Agreement shall have the meanings attributed to them as set forth below unless the context clearly requires another meaning:
"Business Day" means any day other than a Saturday, a Sunday or any other day on which commercial banks are required or authorized by Law to be closed in New York, New York.
"Closing" means the closing of the transactions contemplated by this Agreement.
"Closing Date" means the date of Closing, as mutually agreed by the parties.

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Exhibit 10.2

"Law" means any U.S. or foreign federal, state, local or other law (statutory, common, or otherwise), act, constitution, code, rule, regulation, ordinance, order, requirement, or interpretation of any governmental authority or code.
"Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
"Securities Act" means the U.S. Securities Act of 1933, as amended from time to time, or any successor statute, and all rules and regulations promulgated thereunder.
Article 2
Contribution; Admission of Managing Member
2.1.    Contribution. On the Effective Date, the Contributor shall transfer, assign and contribute to Terra JV, and Terra JV shall accept such transfer, assignment and contribution from the Contributor, all of the Contributor's right, title and interest in and to the TPT Common Stock.
2.2.    Admission of Managing Member. As consideration for the transfer, assignment and contribution of all of the Contributor's right, title and interest to the TPT Common Stock, Terra JV shall adopt the Terra JV LLCA and admit the Contributor as a Managing Member of Terra JV pursuant to and in accordance with the terms and provisions of the Terra JV LLCA. Upon adoption of the Terra JV LLCA by Terra JV, the Contributor shall be a managing member of Terra JV and shall hold Percentage Interest (as defined in the Terra JV LLCA) of Terra JV commensurate with the Contributor's contribution of the TPT Common Stock.
Article 3
Effective Date and Closing Date Deliveries
3.1.    Delivery of Terra JV's Effective Date Deliverables. On the Effective Date, Terra JV shall execute and deliver to the Contributor all documents or instruments pursuant to which the Contributor shall be admitted to Terra JV as a Managing Member pursuant to and in accordance with the terms and provisions of the Terra JV LLCA.
3.2.    Delivery of the Contributor's Effective Date Deliverables. By execution of this Agreement by the Contributor and Terra JV on the Effective Date, Terra JV shall be deemed to have all right, interest and title to the TPT Common Stock.
3.3.    Delivery of Terra JV's Closing Date Deliverables. On the Closing Date, Terra JV shall execute and deliver to the Contributor the following:
(a)    Authority. Such resolutions, consents or other evidence, reasonably satisfactory to the Contributor, of Terra JV's authority to: (i) execute and deliver this Agreement; (ii) consummate the transactions contemplated by the Agreement; and (iii) perform its obligations under this Agreement.
(b)    Other Documents. Such other documents, instruments, consents, authorizations, certificates or approvals as may be reasonably required by the Contributor that may be reasonably necessary

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Exhibit 10.2

or desirable to confirm satisfaction of all conditions to the Closing and to otherwise effect the agreements of the parties hereto, including, without limitation, as required under this Section 3.3.
3.4.    Delivery of the Contributor's Closing Date Deliverables. On the Closing Date, the Contributor shall execute and deliver (or cause to be executed and delivered) to Terra JV the following:
(a)    Authority. The Contributor's Organizational Documents and such resolutions, consents or other evidence, reasonably satisfactory to Terra JV, of the Contributor's authority to: (i) execute and deliver this Agreement and the Merger Agreement; (ii) consummate the transactions contemplated by the Agreement and Merger Agreement; and (iii) perform its obligations under this Agreement and the Merger Agreement.
(b)    Other Documents. Such other documents, instruments, consents, authorizations, certificates or approvals as may be reasonably required by Terra JV that may be reasonably necessary or desirable to confirm satisfaction of all conditions to the Closing and to otherwise effect the agreements of the parties hereto, including, without limitation, as required under this Section 3.4.
Article 4
Representations and Warranties
4.1.    Representations and Warranties of Terra JV. Terra JV hereby represents and warrants to the Contributor as of the Effective Date and Closing Date as follows:
(a)    Existence and Power. Terra JV has been duly formed as a limited liability company and is validly existing and in good standing under the Laws of the State of Delaware. Terra JV has all the necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
(b)    Authorization; No Contravention. The execution and delivery of this Agreement by Terra JV and the performance of its obligations hereunder have been duly authorized by all requisite organizational action of Terra JV, and this Agreement has been duly executed and delivered by Terra JV. This Agreement constitutes the valid, legal and binding obligation of Terra JV, enforceable against Terra JV in accordance with its terms, subject to bankruptcy and similar Laws affecting the remedies or resources of creditors generally and principles of equity. The acceptance by Terra JV of the TPT Common Stock does not conflict with the organizational documents of Terra JV or with any material contract by which Terra JV or its property or assets is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to Terra JV or its property or assets.
(c)    Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Terra JV, threatened against or by Terra JV that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.
4.2.    Representations and Warranties of the Contributor. The Contributor hereby represents and warrants to Terra JV as of the Effective Date and Closing Date (or as otherwise indicated below) as follows:
(a)    Existence and Power. The Contributor has been duly formed as a limited liability company and is validly existing and in good standing under the Laws of the State of Delaware. The Contributor has all necessary power and authority to enter into this Agreement and the Merger Agreement and to consummate the transactions contemplated by this Agreement and the Merger Agreement.

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Exhibit 10.2

(b)    Authorization; No Contravention. The execution and delivery of this Agreement by the Contributor and the performance of its obligations hereunder has been duly authorized by all requisite organizational action of the Contributor, and this Agreement has been duly executed and delivered by the Contributor. This Agreement constitutes the valid, legal and binding obligation of the Contributor, enforceable against the Contributor in accordance with its terms, subject to applicable bankruptcy and similar Laws affecting the remedies or resources of creditors generally and principles of equity. The sale by the Contributor of the Shares does not conflict with the organizational documents of the Contributor or with any material contract by which the Contributor or its property or assets is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Contributor or its property or assets.
(c)    The Merger Agreement. The execution and delivery of the Merger Agreement by each of the Contributor and TPT 2 and the performance of their respective obligations thereunder has been duly authorized by all requisite organizational action of the Contributor and TPT 2, respectively, and the Merger Agreement has been duly executed and delivered by each of the Contributor and TPT 2. The Merger Agreement constitutes the valid, legal and binding obligation of the Contributor and TPT 2, enforceable against the Contributor and TPT 2 in accordance with its terms, subject to applicable bankruptcy and similar Laws affecting the remedies or resources of creditors generally and principles of equity. The execution of the Merger Agreement by the Contributor and TPT 2 does not conflict with the organizational documents of the Contributor or TPT 2 or with any material contract by which the Contributor or TPT 2 or their property or assets are bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Contributor or TPT 2 or their property or assets.
(d)    Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of the Contributor, threatened against or by the Contributor that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.
(e)    Investor Status. The Contributor acknowledges and agrees that:
(i)    it is a sophisticated investor, able and accustomed to handling sophisticated financial and tax matters for itself, particularly real estate investments and it has evaluated for itself the risks and merits of such investment and is able to bear the economic risk of such investment, including a complete loss of capital, and in addition has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, any other Member, Terra JV, or any director, officer, employee, agent or Affiliate of such Persons or other Persons except as expressly set forth in this Agreement;
(ii)    it is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act; and
(iii)    it is not an ERISA Member
Article 5
Miscellaneous
5.1.    Entire Agreement; No Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge, and render void every other prior written and/or oral understanding or agreement among or between the parties hereto. This Agreement is not intended to grant, and shall not be construed as granting, any rights, benefits or privileges to any Person not a party to this Agreement. This Agreement may not be amended, modified or otherwise altered except by a written agreement signed by all of the parties hereto.

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Exhibit 10.2

5.2.    Notices.      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or sent by recognized overnight courier delivery service (with charges prepaid) with proof of delivery thereof (any notice or communication so delivered being deemed to have been received at the time delivered), sent by electronic mail (with a hard copy sent by recognized overnight courier delivery service (with charges prepaid) on the same Business Day as such transmission) or sent by United States certified mail, return receipt requested, postage prepaid (any notice or communication so sent being deemed to have been received two Business Days after mailing in the United States), with failure or refusal to accept delivery to constitute delivery for all purposes of this Agreement, addressed to the respective parties as follows:
If to the Contributor:

c/o Terra Income Advisors 2, LLC
c/o Terra Fund Advisors, LLC
550 Fifth Avenue, 6th Floor
New York, NY 10036
Attention: Vik Uppal
Telephone:
Email:

with a copy (which shall not constitute Notice) to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention:    Jay L. Bernstein, Esq. and Jacob Farquharson, Esq.
Telephone:
Email:

If to Terra JV:

c/o Terra Fund Advisors, LLC
c/o Terra Secured Income Fund 5, LLC
c/o Terra Secured Income Fund 7, LLC
550 Fifth Avenue, 6th Floor
New York, NY 10036
Attention: Vik Uppal
Telephone:
Email:

with a copy (which shall not constitute Notice) to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention:    Jay L. Bernstein, Esq. and Jacob Farquharson, Esq.

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Exhibit 10.2

Telephone:
Email:

5.3.    No Assignment.     Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto without the prior written consent of the other party and any such assignment, without such prior written consent, shall be void ab initio. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.
5.4.    Governing Law; Jurisdiction. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and agree not to plead or claim that such courts represent an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY(IES) AGAINST ANY OTHER PARTY(IES) ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP OF THE PARTIES CREATED HEREUNDER.
5.5.    Miscellaneous. This Agreement may be executed in multiple counterparts. If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart. To facilitate execution of this Agreement, the parties may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages. The provisions of Article 4 of this Agreement shall survive Closing for the applicable statute of limitations. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement and (d) in lieu of such illegal, invalid or unenforceable provision, the parties agree to use good faith efforts to negotiate a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. From and after the date of this Agreement, the parties hereto shall take such further actions and execute and deliver such further documents and instruments as may be reasonably requested by the other party and are reasonably necessary to provide to the respective parties hereto the benefits intended to be afforded hereby.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

CONTRIBUTOR:

TERRA SECURED INCOME FUND 7, LLC
a Delaware limited liability company

By: Terra Income Advisors 2, LLC
Its Manager

By: Terra Fund Advisors, LLC
Its Sole Member

By: /s/ Bruce Batkin
Name: Bruce Batkin
Title: Authorized Signatory

TERRA JV:

TERRA JV, LLC
a Delaware limited liability company

By: Terra Secured Income Fund 5, LLC
Its Managing Member

By: Terra Fund Advisors, LLC
Its Manager

By: /s/ Bruce Batkin
Name: Bruce Batkin
Title: Authorized Signatory
s

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